Y/Y Subscription Revenues Growth: 7% Subscription % of Total 86% 87% 88% 88% 89%

$81 $83 $87 $90 $93 $97 $99 $107 $107 1 $110 2 $112 3 $115 4 $16 $16 $18 $17 $18 $17 $21 $18 $19 $21 $21 $19 1Q FY24 2Q FY24 3Q FY24 4Q FY24 1Q FY25 2Q FY25 3Q FY25 4Q FY25 1Q FY26 2Q FY26 3Q FY26 4Q FY26 Subscription Revenues excluding U.S. Mortgage U.S. Mortgage Subscription Revenues

S&M % of revenues R&D % of revenues G&A % of revenues

Subscription Gross Margin FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 Subscription Revenues $409,479 $469,168 $523,134 $124,957 $133,383 GAAP Subscription Gross Profit 288,618 334,236 373,572 88,941 95,364 (+) Amortization 16,306 17,784 20,412 4,858 5,111 (+) Stock Based Compensation 1,847 2,891 3,123 803 825 (+) Restructuring Charges 51 -- 492 -- (4) Non-GAAP Subscription Gross Profit $306,822 $354,911 $397,599 $94,602 $101,296 Non-GAAP Subscription Gross Margin 75% 76% 76% 76% 76% Professional Services & Other Gross Margin FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 Professional Services & Other Revenues $67,064 $71,489 $71,647 $16,413 $16,283 GAAP Professional Services Gross Profit (3,545) (9,448) (13,403) (4,584) (3,448) (+) Amortization 330 330 165 83 -- (+) Stock Based Compensation 9,369 11,977 12,373 3,278 3,074 (+) Restructuring Charges 118 -- 719 -- (3) Non-GAAP Professional Services Gross Profit $6,272 $2,859 ($146) ($1,223) ($377) Non-GAAP Professional Services Gross Margin 9% 4% (0%) (7%) (2%) Overall Gross Margin FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 Total Revenues $476,543 $540,657 $594,781 $141,370 $149,666 GAAP Gross Profit 285,073 324,788 360,169 84,357 91,916 (+) Amortization 16,636 18,114 20,577 4,941 5,111 (+) Stock Based Compensation 11,216 14,868 15,496 4,081 3,899 (+) Restructuring Charges 169 -- 1,211 -- (7) Non-GAAP Gross Profit $313,094 $357,770 $397,453 $93,379 $100,919 Non-GAAP Gross Margin 66% 66% 67% 66% 67%

S&M Expense FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP S&M $130,547 $123,231 $136,560 $33,744 $33,217 (-) Amortization 20,590 11,979 15,882 3,764 3,767 (-) Transaction-Related Expenses -- 46 335 46 -- (-) Stock Based Compensation 15,417 17,016 14,307 4,482 3,625 (-) Restructuring Charges 100 -- 1,444 -- (14) Non-GAAP S&M $94,440 $94,190 $104,592 $25,452 $25,839 % of Revenues 20% 17% 18% 18% 17% R&D Expense FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP R&D $117,311 $129,422 $127,528 $32,131 $29,979 (-) Stock Based Compensation 15,942 17,416 15,835 3,696 3,939 (-) Transaction-Related Expenses -- 896 1,211 896 521 (-) Restructuring Charges 352 -- 4,004 -- (22) Non-GAAP R&D $101,017 $111,110 $106,478 $27,539 $25,541 % of Revenues 21% 21% 18% 19% 17% G&A Expense FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP G&A $76,727 $90,266 $92,354 $24,220 $25,900 (-) Stock Based Compensation 15,460 22,292 28,246 6,318 9,740 (-) Transaction-Related Expenses 878 11,303 3,718 1,893 1,342 (-) Litigation Expenses 4,525 366 -- 1 -- (-) Restructuring Charges 6 -- 3,418 -- (9) Non-GAAP G&A $55,858 $56,305 $56,972 $16,008 $14,827 % of Revenues 12% 10% 10% 11% 10% Non-GAAP Operating Income/(Loss) FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP Operating Income/(Loss) ($39,512) ($18,131) 3,727 ($5,738) $2,820 (+) Amortization of Acquired Intangibles 37,226 30,093 36,459 8,705 8,878 (+) Stock Based Compensation 58,035 71,592 73,884 18,577 21,203 (+) Transaction-Related Expenses 878 12,245 5,264 2,835 1,863 (+) Litigation Expenses 4,525 366 -- 1 -- (+) Restructuring Charges 627 -- 10,077 -- (52) Non-GAAP Operating Income/(Loss) $61,779 $96,165 $129,411 $24,380 $34,712 Non-GAAP Operating Margin % 13% 18% 22% 17% 23%

Non-GAAP Net Income/(Loss) Attributable to nCino FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP Net Income/(Loss) Attributable to nCino ($42,346) ($37,878) $5,180 ($18,610) $8,336 (+) Amortization of Acquired Intangibles 37,226 30,093 36,459 8,705 8,878 (+) Stock Based Compensation 58,035 71,592 73,884 18,577 21,203 (+) Transaction-Related Expenses 878 12,245 5,264 2,835 1,863 (+) Litigation Expenses 4,525 366 -- 1 -- (+) Restructuring Charges 627 -- 10,077 -- (52) (-/+) Intercompany Foreign Currency Exchange (Gain)/Loss 1 902 10,310 (17,211) 10,384 (2,082) (-/+) Tax (Benefit) Provision Related to Acquisitions -- (3,585) 4,694 24 4,141 (-) Income Tax Effect on non-GAAP Adjustments 2 (770) (3,977) (61) (3,016) 253 (+) Adjustment Attributable to Redeemable Non-Controlling Interest (71) 5,301 4,382 3,096 282 Non-GAAP Net Income/(Loss) Attributable to nCino $59,006 $84,467 $122,668 $21,996 $42,822 112,672,397 115,162,175 112,883,703 115,826,652 113,748,389 Non-GAAP Net Income/(Loss) Attributable to nCino per Share, basic $0.52 $0.73 $1.09 $0.19 $0.38 114,916,521 117,311,913 114,346,567 118,596,052 115,074,576 Non-GAAP Net Income/(Loss) Attributable to nCino per Share, diluted $0.51 $0.72 $1.07 $0.19 $0.37 Free Cash Flow FY 2024 FY 2025 FY2026 4Q FY25 4Q FY26 GAAP Cash Flow From Operations $57,285 $55,199 $90,065 ($10,019) 12,938 (-) Purchases of Property and Equipment (3,515) (1,816) (7,501) (350) (461) Free Cash Flow $53,770 $53,383 $82,564 ($10,369) $12,477 (-) Principal Payments on Financing Obligation3 (1,226) (1,302) (1,634) (386) (389) Free Cash Flow less Principal Payments on Financing Obligations $52,544 $52,081 $80,930 ($10,755) $12,088 3These amounts represent the non-interest component of payments towards financing obligations for facil ities. Weighted-average shares used to compute non-GAAP Net Income/(Loss) per share, basic Weighted-average shares used to compute non-GAAP Net Income/(Loss) per share, diluted 1Effective the beginning of our first quarter for fiscal year 2026, we are excluding intercompany foreign currency exchange gains and losses from the remeasurement of intercompany loans and transactions that are denominated in currencies other than the underlying functional currency of the applicable entity. Prior period amounts have been recast to reflect this change. 2Income tax adjustments for prior periods have been recast to exclude intercompany foreign currency exchange gains and losses related to intercompany loans and transactions as stated in the note above.